Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: December 31, 2009
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: March 1, 2010	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Debtors Monthly Operating Report as of and for the Month Ended December 31, 2009
Index

Combined Condensed Statements of Income and Comprehensive Income for the Month Ended December 31, 2009 and Cumulative Post-Petition Period Ended December 31, 2009	3

Combined Condensed Balance Sheet	4

Notes to Unaudited Combined Condensed Financial Statements	5
Note 1: Chapter 11 Cases and Proceedings	5
Note 2: Basis of Presentation	6
Note 3: Summary of Significant Accounting Policies	7
Note 4: Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	7
Note 5: Certain Other Assets and Liabilities and Liabilities Subject to Compromise	8
Note 6: Rejected Contracts and Related Matters	9
Note 7: General and Administrative Expenses and Reorganization Items	10

Schedules:

Schedule I Schedule of Combined Condensed Statement of Income and Comprehensive Income for the Month Ended December 31, 2009	11
Schedule II Schedule of Combined Condensed Balance Sheet as of December 31, 2009	12
Schedule III Schedule of Payroll and Payroll Taxes	13
Schedule IV Schedule of Federal, State and Local Taxes	13
Schedule V Schedule of Total Disbursements by Debtor	23
Schedule VI Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	33
Schedule VII Status of Mortgages Payable For Debtors	34
Schedule VIII Chapter 11 Retained Professionals Detail	37
Schedule IX Schedule of Non-Noticed and De Minimis Asset Sales	38
Schedule X Debtors Questionnaire	39

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

		Cumulative Post-Petition
	Month Ended	Period Ended
	December 31, 2009	December 31, 2009
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$143,362	$1,185,397
Tenant recoveries	62,448	529,661
Overage rents	12,271	36,851
Land sales	446	5,782
Other	10,247	56,142

Total revenues	228,774	1,813,833

Expenses:
Real estate taxes	20,106	167,746
Repairs and maintenance	24,628	141,362
Marketing	5,089	22,867
Ground and other rents	1,508	9,320
Other property operating costs	27,124	235,113
Land sales operations	1,841	13,940
Provision for doubtful accounts	3,204	18,267
Property management and other costs	8,712	72,298
General and administrative	2,768	43,818
Provisions for impairment	721,650	854,977
Depreciation and amortization	47,844	433,463

Total expenses	864,474	2,013,171

Operating income	(635,700)	(199,338)

Interest (expense) income, net	(97,160)	(821,386)

Loss before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(732,860)	(1,020,724)
Provision for income taxes	(6,998)	(6,414)
Equity in income of Real Estate Affiliates	(22,581)	53,138
Reorganization items	209,921	146,190

Loss from continuing operations	(552,518)	(827,810)

Net loss	(552,518)	(827,810)
Allocation to noncontrolling interests	12,927	10,860

Net loss attributable to common stockholders	$(539,591)	$(816,950)

Basic and Diluted Loss Per Share:	$(1.73)	$(2.60)
Dividends declared per share	$0.19	$0.19

Comprehensive Loss, Net:
Net loss attributable to common stockholders	$(539,591)	$(816,950)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	2,128	(13,648)
Accrued pension adjustment	108	(2,762)
Foreign currency translation	894	79,958
Unrealized gains (losses) on available-for-sale securities	(20)	7

Other comprehensive income, net	3,110	63,555

Comprehensive loss attributable to common stockholders	$(536,481)	$(753,395)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

December 31, 2009
(Dollars in thousands)
Assets:
Investment in real estate:
Land	$2,902,580
Buildings and equipment	18,915,748
Less accumulated depreciation	(3,784,278)
Developments in progress	359,559

Net property and equipment	18,393,609
Investment in and loans to/from Unconsolidated Real Estate Affiliates	384,863
Investment property and property held for development and sale	1,193,559
Investment in controlled non-debtor entities	3,965,039

Net investment in real estate	23,937,070
Cash and cash equivalents	594,086
Accounts and notes receivable, net	335,989
Goodwill	199,664
Deferred expenses, net	231,676
Prepaid expenses and other assets	582,527

Total assets	$25,881,012

Liabilities and Equity:
Mortgages, notes and loans payable	$4,679,402
Investment in and loans to/from Unconsolidated Real Estate Affiliates	33,005
Deferred tax liabilities	910,847
Accounts payable and accrued expenses	930,039

Liabilities not subject to compromise	6,553,293

Liabilities subject to compromise	17,767,253

Total liabilities	24,320,546

Redeemable noncontrolling interests:
Preferred	120,756
Common	86,077

Total redeemable noncontrolling interests	206,833

Commitments and Contingencies	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,831,411 shares issued as of December 31, 2009	3,138
Additional paid-in capital	3,729,453
Retained earnings (accumulated deficit)	(2,315,888)
Accumulated other comprehensive loss	(425)
Less common stock in treasury, at cost, 1,449,939 shares as of December 31, 2009	(76,752)

Total stockholder’s equity	1,339,526
Noncontrolling interests in consolidated real estate affiliates	14,107

Total equity	1,353,633

Total liabilities and equity	$25,881,012

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April MOR”), on April 16, 2009 (“the Petition Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption during the Chapter 11 Cases covering, among other things, employee obligations and incentive compensation, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management and cash collateral. We have filed a motion to extend the exclusivity period for us to file a plan until August 26, 2010 and to solicit acceptances of such plan to October 26, 2010. Our motion is currently scheduled to be heard by the Bankruptcy Court on March 3, 2010. Pending entry on order on our motion, the Bankruptcy Court has entered a bridge order extending the exclusivity period until the date that is 7 days following the date on which an order on our extension motion is entered. If an order entered by the Bankruptcy Court granting our extension motion, it will supersede the bridge order. If the Bankruptcy Court denies our extension motion, the Company will have 7 days following the entry of an order related to the March 3 hearing before exclusivity expires. If we do not file a plan of reorganization for the 2010 Track Debtors prior to the lapse of the exclusivity period, any party in interest would be able to file a plan of reorganization for any of the 2010 Track Debtors.
During December 2009 and January and February 2010, 231 Debtors (the “Track 1 Debtors”) owning 119 properties with $12.33 billion of secured mortgage loans filed consensual plans of reorganization (the “Track 1 Plans”). As of December 31, 2009, 113 Debtors owning 50 properties with approximately $4.65 billion secured debt emerged from bankruptcy (the “Track 1A Debtors”). Effectiveness of the plans of reorganization and emergence from bankruptcy of the remaining Track 1 Debtors (the “Track 1B Debtors”) continued through February 2010 and is expected to be completed in the first quarter of 2010. In such regard, through February 26, 2010, an additional 92 Debtors owning 57 properties with approximately $5.98 billion of secured mortgage debt emerged from bankruptcy. The Chapter 11 Cases for the remaining Debtors (generally, GGP, GGPLP and other holding company or investment subsidiaries (the “TopCo Debtors”) which own certain individual or groups of properties but also certain operating property Debtors, (collectively, the “2010 Track Debtors”)) will continue until their respective plans of reorganization are filed with the Bankruptcy Court, approved by the applicable classes of creditors and confirmed by the Bankruptcy Court.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
GGP is continuing to pursue consensual restructurings for the thirty-one Debtors (the “Remaining Secured Debtors”) with the remaining four secured loans aggregating $2.50 billion secured by twenty-seven operating properties.
On December 18, 2009, the Bankruptcy Court approved the payment of a $0.19 per share dividend to holders of record of GGP common stock on December 28, 2009 as declared by the GGP Board of Directors to allow GGP to satisfy the REIT dividend distribution requirements for 2009. The dividend was paid on January 28, 2010 in a combination of approximately $5.9 million in cash and approximately 4.9 million shares of common stock (with a valuation of $10.8455 calculated based on the volume weighted average trading prices of GGP’s common stock on January 20, 21 and 22, 2010).
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors is currently operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Liabilities not subject to compromise include: (1) liabilities held by Non-Debtor and Track 1A Debtor entities; (2) liabilities incurred after the Petition Date; (3) pre-Petition Date liabilities that the Track 1B Debtors and the 2010 Track Debtors expect to pay in full, even though certain of these amounts may not be paid until after the applicable Debtor’s plan of reorganization is effective; and (4) liabilities related to pre-petition contracts that affirmatively have not been rejected. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid; such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Unsecured liabilities not subject to compromise as of December 31, 2009 with respect to the Track 1A Debtors are reflected at the current estimate of the probable amounts to be paid. However, the amounts of such unsecured liabilities related to the associated liabilities not subject to compromise resolved or allowed by the Bankruptcy Court (and therefore paid at 100% pursuant to the Track 1 Plans) has not yet been determined. In such regard, during February 2010, payments commenced on the Track 1 Debtor claims, a process expected to continue for several months as the amounts to be allowed are confirmed by the Bankruptcy Court. With respect to secured liabilities, GAAP bankruptcy guidance provides that Track 1A Debtor mortgage loans should be recorded at their estimated Fair Value upon emergence. A discount of approximately $342.2 million was recorded on such $4.65 billion of secured debt, with the resulting gain classified as a reorganization item. Similar gains will be recorded in the first quarter of 2010 with respect to the $7.69 billion of mortgage loans related to the remaining Track 1 Debtors that have emerged or will emerge from bankruptcy in 2010.
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such bearers are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. Although the December 31, 2009 information contained in this Monthly Operating Report has been prepared in conjunction with procedures performed to prepare the Company’s year end financial information in accordance with GAAP and the rules and regulations of the SEC, such information is unaudited and the financial information contained in this monthly operating report could be subject to changes and such changes could be material. In addition, with respect to the presentation of cumulative post-petition period activity, only normal recurring adjustments were made for the routine monthly closing of the Debtors books in the prior periods and certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have been made for such purposes of this Monthly Operating Report. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2009, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Annual Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our 2009 Annual Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 1 “Organization” and Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our 2009 Annual Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. In addition, the centralized cash management system was incorporated for the Track 1A Debtors into their plans of reorganization and secured mortgage loan modifications. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Finally, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.
On December 31, 2009, the aggregate cumulative post-petition intercompany amounts due (to) from GGPLP with respect to Debtors that own Operating Properties with mortgage lenders possessing the lien rights on the centralized GGPLP cash management account described above, were $268.9 million. In addition, as of January 4, 2010, the aggregate cash balance held by the Debtors upon which the first-lien holders have such lien rights was approximately $316.8 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

December 31, 2009
(In thousands)
Below-market ground leases	$182,528
Prepaid expenses	81,544
Receivables — finance leases and bonds	80,058
Real estate tax stabilization agreement	71,607
Security and escrow deposits	61,266
Special Improvement District receivable	48,713
Above-market tenant leases	23,647
Deferred tax, net of valuation allowances	18,329
Other	14,835

Total prepaid expenses and other assets	$582,527

The components of combined security and escrow deposits of the Debtors are summarized as follows:

December 31, 2009
(In thousands)
Utility and other security deposits	$38,106
Real estate tax escrows	8,420
Operating funds — restricted	6,962
Construction/major maintenance reserves	4,373
Collateralized letters of credit and other credit support	1,909
Other miscellaneous escrows	1,496

Total security and escrow deposits	$61,266

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at December 31, 2009, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

December 31, 2009
(In thousands)
Accounts payable and accrued expenses	$423,846
Accrued interest	354,135
Construction payable	147,482
Uncertain tax position liabilities	129,413
Accrued payroll and other employee liabilities	97,945
Accrued real estate taxes	68,845
Hughes accrued participation	68,378
Deferred gains/income	59,521
Below-market tenant leases	54,290
Unapplied cash receipts	48,205
Accounts payable to affiliates	(89,181)
Other	179,168

Total accounts payable and accrued expenses	1,542,047
Less: amounts not subject to compromise	(930,039)

Total accounts payable and accrued expenses subject to compromise	$612,008

The following table summarizes the amounts of LSTC (see Note 2) at December 31, 2009:

(In thousands)
Mortgages and secured notes	$11,148,467
Unsecured notes	6,006,778
Accounts payable and accrued expenses	612,008

Total liabilities subject to compromise	$17,767,253

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors are considering the rejection of certain of such contracts (except for our operating property tenant leases), no contracts have been rejected relating to the Track 1 Plan. Additional claims related to executory contracts have been recorded by the Debtors based on analysis relating to the emergence of Debtors and compliance with applicable accounting guidance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	December 31, 2009	December 31, 2009
	(In thousands)
Insider compensation	$933	$9,975
Public Company expense (1)	889	5,703
Travel, entertainment, insurance and other	946	28,140

Total general and administrative	$2,768	$43,818

(1)	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

	Month Ended	Petition Period Ended
Reorganization Items (income) expense	December 31, 2009	December 31, 2009
	(In thousands)
Gains on liabilities subject to compromise (1)	$(343,957)	$(350,692)
Interest income (2)	(3)	(34)
U.S. Trustee fees (3)	268	3,993
Restructuring costs — Chapter 11 Retained Professionals (4)	13,567	74,715
Restructuring costs — including other professional fees (5)	120,204	125,828

Total reorganization items	$(209,921)	$(146,190)

(1)	This amount primarily relates to a $342.2 million gain that resulted from the required fair value of debt adjustment for the entities that emerged from bankruptcy in December 2009. This amount also includes gains from repudiation, rejection or termination of contracts or guarantee of obligations. In addition, such gains reflect agreements reached with certain critical vendors (as defined), which were authorized by the Bankruptcy Court and for which payments on an installment basis began in July 2009.

(2)	Interest income primarily reflects amounts earned on cash accumulated as a result of the Chapter 11 Cases.

(3)	Estimate of fees due remain subject to confirmation and review by the U.S. Trustee.

(4)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(5)	These costs relate to amounts incurred by the Debtors for services rendered by non-attorney, non-core Chapter 11 professionals, including certain costs incurred to obtain the Track 1 secured mortgage loan modifications; finance costs incurred by and the write off of unamortized deferred financing costs related to the properties that emerged from bankruptcy in December 2009.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended December 31, 2009
			Combined
	Debtors	Eliminations	Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$143,372	$(10)	$143,362
Tenant recoveries	62,448	—	62,448
Overage rents	12,271	—	12,271
Land sales	446	—	446
Other	10,247	—	10,247

Total revenues	228,784	(10)	228,774

Expenses:
Real estate taxes	20,106	—	20,106
Repairs and maintenance	24,628	—	24,628
Marketing	5,089	—	5,089
Ground and other rents	1,504	4	1,508
Other property operating costs	27,186	(62)	27,124
Land sales operations	1,841	—	1,841
Provision for doubtful accounts	3,204	—	3,204
Property management and other costs	8,649	63	8,712
General and administrative	2,782	(14)	2,768
Provisions for impairment	721,650	—	721,650
Depreciation and amortization	47,844	—	47,844

Total expenses	864,483	(9)	864,474

Operating income	(635,699)	(1)	(635,700)

Interest (expense) income, net	(97,363)	203	(97,160)

(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(733,062)	202	(732,860)
Provision for income taxes	(6,998)	—	(6,998)
Equity in income of Real Estate Affiliates	(5,960)	(16,621)	(22,581)
Reorganization items	209,921	—	209,921

Net (loss) income	(536,099)	(16,419)	(552,518)
Allocation to noncontrolling interests	(1,445)	14,372	12,927

Net (loss) income attributable to common stockholders	$(537,544)	$(2,047)	$(539,591)

Basic and Diluted Earnings Per Share:	$(1.72)	$(0.01)	$(1.73)

Comprehensive Loss, Net:
Net (loss) income attributable to common stockholders	$(537,544)	$(2,047)	$(539,591)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	2,179	(51)	2,128
Accrued pension adjustment	108	—	108

Foreign currency translation	916	(22)	894
Unrealized losses on available-for-sale securities	(11)	(9)	(20)

Other comprehensive income (loss), net	3,192	(82)	3,110

Comprehensive loss attributable to common stockholders	$(534,352)	$(2,129)	$(536,481)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended December 31, 2009
			Combined
	Debtors	Eliminations	Debtors
	(In thousands)
Assets:
Investment in real estate:
Land	$2,902,580	$—	$2,902,580
Buildings and equipment	18,915,748	—	18,915,748
Less accumulated depreciation	(3,784,278)	—	(3,784,278)
Developments in progress	434,184	(74,625)	359,559

Net property and equipment	18,468,234	(74,625)	18,393,609
Investment in and loans to/from Unconsolidated Real Estate Affiliates	604,806	(219,943)	384,863
Investment property and property held for development and sale	1,119,195	74,364	1,193,559
Investment in controlled non-debtor entities	16,537,171	(12,572,132)	3,965,039

Net investment in real estate	36,729,406	(12,792,336)	23,937,070
Cash and cash equivalents	570,710	23,376	594,086
Accounts and notes receivable, net	335,989	—	335,989
Goodwill	199,664	—	199,664
Deferred expenses, net	231,676	—	231,676
Prepaid expenses and other assets	603,730	(21,203)	582,527

Total assets	$38,671,175	$(12,790,163)	$25,881,012

Liabilities and Equity:
Mortgages, notes and loans payable	$4,679,402	$—	$4,679,402
Investment in and loans to/from Unconsolidated Real Estate Affiliates	33,005	—	33,005
Deferred tax liabilities	910,847	—	910,847
Accounts payable and accrued expenses	938,090	(8,051)	930,039

Total liabilities not subject to compromise	6,561,344	(8,051)	6,553,293
Mortgages, notes and loans payable	17,463,834	(308,589)	17,155,245
Accounts payable and accrued expenses	649,571	(37,563)	612,008

Liabilities subject to compromise	18,113,405	(346,152)	17,767,253

Total liabilities	24,674,749	(354,203)	24,320,546

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	88,671	(2,594)	86,077

Total redeemable noncontrolling interests	209,427	(2,594)	206,833

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,831,411 shares issued as of December 31, 2009	3,138	—	3,138
Additional paid-in capital	9,512,418	(5,782,965)	3,729,453
Retained earnings (accumulated deficit)	4,334,518	(6,650,406)	(2,315,888)
Accumulated other comprehensive loss	(430)	5	(425)
Less common stock in treasury, at cost, 1,449,939 shares as of December 31, 2009	(76,752)	—	(76,752)

Total stockholder’s equity	13,772,892	(12,433,366)	1,339,526
Noncontrolling interests in consolidated real estate affiliates	14,107	—	14,107

Total equity	13,786,999	(12,433,366)	1,353,633

Total liabilities and equity	$38,671,175	$(12,790,163)	$25,881,012

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended December 31, 2009

Gross Wage	Employee Payroll	Employer Payroll
Expense	Taxes Withheld (a)	Taxes Remitted (b)
	(In thousands)
$16,147	$3,545	$863

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on December 31, 2009.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	December 31, 2009	December 31, 2009
	(In thousands)
Federal and state income taxes	$2,346	$858

State and local taxes:
Property *	68,845	23,945
Sales and use	1,852	1,342
Franchise	2,112	66
Other	698	24

Total state and local taxes	73,507	25,377

Total taxes	$75,853	$26,235

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	December 31, 2009	December 31, 2009
	(In thousands)
10 COLUMBIA CORPORATE CENTER	$—	$—
10000 COVINGTON CROSS	—	20
10000 WEST CHARLESTON	—	45
10190 COVINGTON CROSS	—	51
1120/40 TOWN CENTER DRIVE	—	57
1160/80 TOWN CENTER DRIVE	—	56
1201/41 TOWN CENTER DR 2ND U3	—	—
1201/41 TOWN CENTER DRIVE	—	52
1240 ALA MOANA BLVD	—	—
1251/81 TOWN CENTER DRIVE	—	10
1290 ALA MOANA BLVD	—	—
1551 HILLSHIRE DRIVE	—	41
1635 VILLAGE CENTER CIRCLE	—	20
1645 VILLAGE CENTER CIRCLE	—	25
1930-1201/41 TOWN CENTER DR FS U2	—	—
20 COLUMBIA CORPORATE CENTER	—	—
30 COLUMBIA CORPORATE CENTER	—	—
306 KAMANI STREET	—	—
324 KAMAUNI STREET	—	—
330 KAMANI STREET	—	—
40 COLUMBIA CORPORATE CENTER	—	—
404 WARD AVENUE	—	—
420 WARD AVENUE	—	—
4848 OUTPARCEL	23	—
50 COLUMBIA CORPORATE CENTER	—	—
506 AHUI STREET	—	—
532 AHUI STREET BUILDING	—	—
60 COLUMBIA CORPORATE CENTER	—	—
801 HALEKAUWILA STREET	—	—
834 POHUKAINA ST.	—	—
837 HALEKAUWILA STREET	—	—
849/863 HALEKAUWILA STREET	—	—
900 HALEKAUWILA STREET	—	—
955 KAWAIAHAO STREET	—	—
955 WAIMANU STREET	—	—
956 KAWAIAAHAO (PARK LOT)	—	—
956 QUEEN STREET	—	—
9901/21 COVINGTON CROSS	—	27
9950/80 COVINGTON CROSS	—	27
ALA MOANA CENTER	3,006	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	December 31, 2009	December 31, 2009
	(In thousands)
ALA MOANA PACIFIC CENTER	—	—
ALA MOANA PLAZA	—	—
ALA MOANA TOWER	—	—
ALA MOANA-KAPIOLANI PROPERTIES	—	—
ALA MOANA-KONA STREET	—	—
ALAMEDA PLAZA	86	86
ANIMAS VALLEY MALL	113	—
APACHE MALL	—	—
ARIZONA CENTER	12	37
ARIZONA CENTER ARIZONA CENTER ONE	23	134
ARIZONA CENTER ARIZONA CENTER TWO	19	—
ARIZONA CENTER CINEMA	20	—
ARIZONA CENTER GARDEN OFFICE	5	—
ARIZONA CENTER OFFICE	12	24
ARIZONA CENTER OTHER	—	—
ARIZONA CENTER PARKING	15	—
AUGUSTA MALL	—	—
AUGUSTA MALL ANCHOR ACQ	—	—
AUSTIN BLUFFS PLAZA	53	—
AUSTIN MALL LTD PARTNERSHIP	—	—
BAILEY HILL	—	—
BASKIN ROBBINS	3	3
BAY CITY MALL	—	—
BAYSHORE MALL	—	240
BEACHWOOD PLACE	3,906	—
BELLIS FAIR	—	—
BIRCHWOOD MALL	140	—
BOISE TOWN SQUARE ANCHOR ACQ	41	—
BOISE TOWNE PLAZA	114	115
BOISE TOWNE SQUARE	981	1,029
BRASS MILL CENTER	—	—
BRASS MILL COMMONS	—	—
BURLINGTON TOWN CENTER	—	5
BURLINGTON TOWN CENTER OFFICE	—	—
CACHE VALLEY MALL	—	—
CACHE VALLEY MARKETPLACE	—	—
CANYON POINT	—	67
CAPITAL MALL	—	290
CENTURY PLAZA	18	125
CHAPEL HILLS MALL	1,182	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	December 31, 2009	December 31, 2009
	(In thousands)
CHICO MALL	(12)	266
CHULA VISTA CENTER	—	402
COLLIN CREEK	1,824	—
COLLIN CREEK-DILLARDS	—	—
COLONY SQUARE MALL	381	—
COLUMBIA BANK DRIVE THRU	—	—
COLUMBIA CENTER-C.A. BUILDING	—	—
COLUMBIA CENTER-EXHIBIT BLDG	—	—
COLUMBIA DEVELOPMENT CORPORATION	—	—
COLUMBIA MALL	—	523
COLUMBIANA CENTER	1,487	—
CORONADO MALL	382	—
CORPORATE POINTE #2	—	—
CORPORATE POINTE #3	—	—
COTTONWOOD MALL	—	—
COTTONWOOD SQUARE	—	—
COUNTRY HILL PLAZA	—	—
CROSSING BUSINESS CENTER #6	—	30
CROSSING BUSINESS CENTER #7	—	61
CROSSROADS CENTER (MN)	—	—
DEERBROOK MALL	1,464	—
DEERBROOK MALL ANCHOR ACQ	67	—
DIVISION CROSSING	—	—
DMV BUILDING	—	—
EAGLE RIDGE MALL	—	—
EASTRIDGE MALL (CA)	71	787
EASTRIDGE MALL (WY)	134	—
EDEN PRAIRIE CENTER	—	—
EDEN PRAIRIE CENTER ANCHOR ACQ	—	—
ELK GROVE PROMENADE	700	700
FALLBROOK CENTER	—	—
FANEUIL HALL MARKETPLACE	—	—
FANEUIL HALL MKTPL.-N.OFFICE	—	—
FANEUIL HALL MKTPL.-N.RETAIL	—	—
FANEUIL HALL MKTPL.-QUINCY	—	—
FANEUIL HALL MKTPL.-S.RETAIL	—	—
FANEUIL HALL OFFICE	—	—
FANUEUIL HALL MKTPL.-S.OFFICE	—	—
FASHION PLACE	5	—
FASHION PLACE ANCHOR ACQ	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	December 31, 2009	December 31, 2009
	(In thousands)
FASHION SHOW	—	776
FIFTY COLUMBIA CORPORATE CTR, INC.	—	—
FOODMAKER, INC.	—	—
FOOTHILLS MALL	901	—
FORT UNION	—	—
FORTY COLUMBIA CORP CTR, INC.	—	—
FOUR SEASONS TOWN CENTRE MALL	—	—
FOUR STATE/TRC OF NEVADA	—	—
FOX RIVER MALL	1,437	—
FREMONT VILLAGE	—	35
GARDEN OFFICE BUILDING	—	—
GATEWAY CROSSING SHOPPING CTR	—	—
GATEWAY MALL	—	—
GGPLP-SHARED	1,132	—
GGPLP-VICTORIA WARD	—	—
GLENBROOK SQUARE	4,640	—
GLENBROOK SQUARE ANCHOR ACQ	130	—
GRAND TETON MALL	409	411
GRAND TETON PLAZA	87	87
GRAND TRAVERSE MALL	118	—
GREENGATE MALL, INC.	—	—
GREENWOOD MALL	—	110
HALEKAUWILA BUILDING	—	—
HALSEY CROSSING	—	—
HARBORPLACE	—	—
COLUMBIA HRD BENSON LEASES	—	—
HUGHES SUMMERLIN OTHER	—	—
HULEN MALL	1,964	—
JORDAN CREEK TOWN CENTER	4,252	—
JP REALTY ADJUSTMENTS	—	—
KADOWAKI, JAY	—	—
KAMAKEE BUILDING	—	—
KAMANI BUILDING	—	—
KENDALL TOWN CENTER	—	—
KLING TRUST (CLIFFORD ET AL)	—	—
KNOLLWOOD MALL	—	—
LAKEMOOR	—	—
LAKESIDE MALL	—	—
LAKEVIEW SQUARE	241	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	December 31, 2009	December 31, 2009
	(In thousands)
LANSING MALL	475	—
LINCOLNSHIRE COMMONS	419	—
LOCKPORT MALL	—	—
LYNNHAVEN MALL	—	—
MALL AT SIERRA VISTA	218	—
MALL OF LOUISIANA	—	1,064
MALL OF LOUSIANA POWER CENTER	—	—
MALL OF THE BLUFFS	2,099	—
MALL ST. MATHEWS	—	—
MALL ST. VINCENT	—	622
MARKET PLACE SHOPPING CENTER	1,672	—
MAYFAIR BANK TOWER	310	—
MAYFAIR MALL	4,486	—
MAYFAIR NORTH TOWER	325	—
MAYFAIR PROFESSIONAL	124	—
MAYFAIR-AURORA HEALTH CENTER	295	—
MONDAWMIN MALL	—	—
MONDAWMIN MALL-OFFICE	—	—
MORENO VALLEY MALL	31	274
NATICK-NOUVELLE AT NATICK	(399)	—
NEIGHBORHOOD STORES	—	—
NEWGATE MALL	—	—
NEWPARK MALL	39	444
NEWPARK MALL ANCHOR ACQ	—	—
NORTH PLAINS MALL	30	31
NORTH POINT MALL	—	2,319
NORTH STAR MALL	1,698	—
NORTH STAR MALL ANCHOR ACQ	209	—
NORTH TOWN MALL	—	—
NORTHGATE MALL	659	—
NORTHRIDGE FASHION CENTER	43	—
OAKWOOD CENTER	—	455
OAKWOOD MALL	1,205	—
OGLETHORPE MALL	—	220
OREM PLAZA CENTER STREET	—	—
OREM PLAZA STATE STREET	—	—
OVIEDO MARKETPLACE	—	—
OWINGS MALL	—	—
OWINGS MILLS-OFFICE ALLOCATIONS	—	—
OXMOOR MALL	24	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	December 31, 2009	December 31, 2009
	(In thousands)
PARK CITY CENTER	—	—
PARK MEADOWS	—	—
PARK PLACE	588	33
PARK WEST	437	227
PEACHTREE MALL	—	—
PECANLAND MALL	—	700
PECANLAND MALL ANCHOR ACQ	—	—
PIEDMONT MALL	19	—
PIERRE BOSSIER MALL	—	239
PINE RIDGE MALL	216	218
PIONEER PLACE	—	—
PIONEER PLACE LP EXPANSION	—	—
PIONEER TOWER	—	—
PIONEER TOWER GARAGE	—	—
PLAZA 800	—	30
PLAZA 9400	—	—
POHUKAINA CENTER	—	—
POHUKAINA COURT	—	—
PRICE NT CORP	—	—
PRINCE KUHIO PLAZA	—	—
PROVIDENCE PLACE	—	—
PROVO PLAZA	—	—
RED CLIFFS MALL	—	—
RED CLIFFS PLAZA	—	—
REDLANDS PROMENADE	100	48
REGENCY SQUARE MALL	—	—
RIDGEDALE CENTER	—	—
RIDGLEY BUILDING	—	—
RIO WEST MALL	106	—
RIVER FALLS	783	—
RIVER HILLS MALL	1,394	—
RIVER POINTE PLAZA	—	—
RIVERLANDS SHOPPING CENTER	—	57
RIVERSIDE PLAZA	—	—
RIVERTOWN CROSSINGS	164	—
ROGUE VALLEY MALL	—	—
SAINT LOUIS GALLERIA	—	3,952
SALEM CENTER	—	—
SEAPORT MARKETPLACE, INC.	—	—
SEVEN-ELEVEN HAWAII, INC.	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	December 31, 2009	December 31, 2009
	(In thousands)
SIKES SENTER	1,204	—
SILVER LAKE MALL	105	105
SOONER MALL	200	202
SOUTH STREET MARKETPLACE THEAT	163	—
SOUTH STREET SEAPORT	—	—
SOUTHLAKE MALL	—	—
SOUTHLAND CENTER (MI)	25	—
SOUTHLAND MALL (CA)	—	828
SOUTHSHORE MALL	—	99
SOUTHWEST OFF CTR I	170	—
SOUTHWEST OFF CTR II	52	—
SOUTHWEST PLAZA	2,279	—
SPRING HILL MALL	2,291	—
ST LOUIS GALLERIA ANCH ACQ	—	—
STATEN ISLAND ALLOCATION-B	—	—
STATEN ISLAND MALL	—	—
STATEN ISLAND MALL CENTER, INC	—	—
STATEN ISLAND MALL PHASE I	—	—
STATEN ISLAND MALL PHASE II	—	—
STATEN ISLAND THE CROSSINGS	—	—
STATEN ISLAND-ALLOCATION A	—	—
STEEPLEGATE MALL	—	392
STONESTOWN GALLERIA	—	1,586
STONESTOWN LAND	—	—
STONESTOWN MEDICAL BUILDING	—	327
THE BOULEVARD MALL	—	177
THE BRIDGES AT MINT HILL	—	19
THE COMMONS AT FOOTHILLS MALL	31	—
THE CROSSROADS (MI)	72	—
THE GALLERY AT HARBORPLACE	—	—
THE GALLERY AT HARBORPLACE-GARAGE	1,096	—
THE GALLERY AT HARBORPLACE-OFFICE	—	—
THE GALLERY AT HARBORPLACE-OTHER	—	—
THE GRAND CANAL SHOPPES	—	470
THE HUGHES CORPORATION	—	—
THE MAINE MALL	38	—
THE PINES	98	—
THE PLAZA AT FOOTHILLS MALL	74	—
THE SHOPPES AT DETROIT GATEWAY	—	—
THE SHOPPES AT THE PALAZZO	—	250

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	December 31, 2009	December 31, 2009
	(In thousands)
THE SHOPS AT FALLEN TIMBERS	1,796	—
THE SHOPS AT FOOTHILLS MALL	119	—
THE SHOPS AT SUMMERLIN CENTRE	—	188
THE VILLAGE AT REDLANDS	—	100
THE VILLAGE OF CROSS KEYS	—	—
THE VILLAGE OF CROSS KEYS OFFICE	—	—
THE WOODLANDS MALL	1,588	—
THE WOODLANDS MALL ANCHOR ACQ	93	—
THHC LAND (WOBU)	—	—
THHC PARTICIPATION	—	—
THREE RIVERS MALL	—	—
TONY & DANNY CORPORATION	—	—
TOSHIBA HAWAII, INC.	—	—
TOWN EAST MALL	3,557	—
TRCLP	—	—
TUCSON ANCHOR ACQ	33	—
TUCSON ENTERTAINMENT PAVILION	21	—
TUCSON MALL	482	—
TV INVESTMENT, LLC	—	—
TWC OPERATING HOLDINGS, INC.	—	—
TWINS FALLS CROSSINGS	17	17
TYSONS GALLERIA	—	—
UNIVERSITY CROSSING	—	—
VALLEY HILLS MALL	486	—
VALLEY PLAZA ANCHOR ACQ	—	—
VALLEY PLAZA MALL	—	594
VCK ALLOCATION	—	—
VCK ALLOCATION-ALL	—	—
VCK CROSS KEYS INN	—	—
VICTORIA WARD ADJ	—	—
VICTORIA WARD SHARED OPERATION	—	—
VILLAGE AT JORDAN CREEK	1,117	—
VILLAGE SQUARE-RETAIL PH III	—	—
VISALIA MALL	—	228
VISTA COMMONS	—	51
VISTA RIDGE MALL	2,082	—
VML MAINT SHOP	—	—
VWL-GROUND LEASE PROP.	—	—
VWL-MAINE MALL LAND LLC	—	—
VWL-MAUI RANCH PROP.	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	December 31, 2009	December 31, 2009
	(In thousands)
VWL-SAINT LOUIS LAND LLC	—	—
WARD CENTERS	—	—
WARD COURT DEV I	—	—
WARD COURT DEV II	—	—
WARD COURT DEV III	—	—
WARD ENTERTAINMENT CENTER	—	1
WARD GATEWAY CENTER	—	—
WARD INDUSTRIAL CENTER	—	—
WARD PLAZA	—	1
WARD VILLAGE	—	—
WARD VILLAGE SHOPS	—	—
WARD WAREHOUSE	—	—
WASHINGTON PARK MALL	—	165
WEST VALLEY MALL	—	397
WESTWOOD MALL	51	—
WHITE MARSH LP SHARE	—	—
WHITE MARSH MALL	—	—
WHITE MOUNTAIN MALL	54	—
WILLOWBROOK MALL (NJ)	—	—
WOODBRIDGE CENTER	—	—
WOODLANDS VILLAGE	53	—
YELLOWSTONE SQUARE	43	41
LUFKIN MALL	—	—

	$68,845	$23,945

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	December 31, 2009
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,063
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	4
Lockport L.L.C.	09-11966	22
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	687
GGP-Mint Hill L.L.C.	09-11969	19
Pines Mall Partners	09-11970	208
GGP-Grandville L.L.C.	09-11971	1,010
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	156
La Place Shopping, L.P.	09-11974	189
GGP-Tucson Land L.L.C.	09-11975	4
Tucson Anchor Acquisition, LLC	09-11976	6,146
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	219,877
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	—
Rouse Company LP, The	09-11983	2,211
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	822
Alameda Mall Associates	09-11986	621
Bay Shore Mall Partners	09-11987	567
Chico Mall, L.P.	09-11988	569
Lansing Mall Limited Partnership	09-11989	433
GGP-Pecanland, L.P.	09-11990	1,120
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	1,507
South Shore Partners, L.P.	09-11993	141
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	—
Ho Retail Properties I Limited Partnership	09-11997	753
New Orleans Riverwalk Associates	09-11998	493
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	600
White Marsh Mall Associates	09-12001	600
White Marsh Phase II Associates	09-12002	600

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	December 31, 2009
		(In thousands)
Parke West, LLC	09-12003	301
GGP-Newpark L.L.C.	09-12004	—
Elk Grove Town Center, L.P.	09-12005	730
Baltimore Center Associates Limited Partnership	09-12006	1,126
Baltimore Center Garage Limited Partnership	09-12007	89
Century Plaza L.L.C.	09-12008	183
Harbor Place Associates Limited Partnership	09-12009	409
Price Development Company, Limited Partnership	09-12010	276
Rouse-Phoenix Theatre Limited Partnership	09-12011	4
Rouse-Arizona Retail Center Limited Partnership	09-12012	327
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	753
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	5
GGP-Mall of Louisiana, L.P.	09-12018	2,338
NewPark Anchor Acquisition, LLC	09-12019	621
Parkview Office Building Limited Partnership	09-12020	81
Parkside Limited Partnership	09-12021	49
Park Square Limited Partnership	09-12022	52
Rouse SI Shopping Center, LLC	09-12023	3,223
Augusta Mall, LLC	09-12024	1,303
Burlington Town Center LLC, The	09-12025	265
Fashion Show Mall LLC	09-12026	4,942
GGP Ala Moana L.L.C.	09-12027	16,580
GGP Jordan Creek L.L.C.	09-12028	1,224
GGP Village at Jordan Creek L.L.C.	09-12029	10
GGP-Four Seasons L.L.C.	09-12030	688
Lincolnshire Commons, LLC	09-12031	214
Phase II Mall Subsidiary, LLC	09-12032	2,185
St. Cloud Mall L.L.C.	09-12033	1,510
Valley Hills Mall L.L.C.	09-12034	414
GGP Holding, Inc.	09-12035	235
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	216
10190 Covington Cross, LLC	09-12041	149
1120/1140 Town Center Drive, LLC	09-12042	112
1160/1180 Town Center Drive, LLC	09-12043	188
1201-1281 Town Center Drive, LLC	09-12044	88

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	December 31, 2009
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	40
1451 Center Crossing Drive, LLC	09-12047	73
1551 Hillshire Drive, LLC	09-12048	161
1635 Village Centre Circle, LLC	09-12049	37
1645 Village Center Circle, LLC	09-12050	47
9901-9921 Covington Cross, LLC	09-12051	39
9950-9980 Covington Cross, LLC	09-12052	40
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	945
Arizona Center Parking, LLC	09-12055	76
Augusta Mall Anchor Acquisition, LLC	09-12056	17
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	—
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	1,186
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	242
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,552
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	157
Boise Mall, LLC	09-12071	1,634
Boise Town Square Anchor Acquisition, LLC	09-12072	1
Boise Towne Plaza L.L.C.	09-12073	163
Boulevard Associates	09-12074	971
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	58
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	722
Chapel Hills Mall L.L.C.	09-12082	853
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	December 31, 2009
		(In thousands)
Chula Vista Center, LLC	09-12085	865
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	618
Colony Square Mall L.L.C.	09-12088	44
Columbia Mall L.L.C.	09-12089	1,259
Coronado Center L.L.C.	09-12090	1,058
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	158
Country Hills Plaza, LLC	09-12093	77
Deerbrook Mall, LLC	09-12094	892
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	471
Eastridge Shopping Center L.L.C.	09-12098	2,629
Eden Prairie Anchor Building L.L.C.	09-12099	—
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	776
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	584
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	172
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	1,319
Fashion Place, LLC	09-12109	962
Fashion Place Anchor Acquisition, LLC	09-12110	3
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,452
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	74
Gateway Overlook Business Trust	09-12117	422
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	8
GGP Holding Services, Inc.	09-12124	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	December 31, 2009
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	36
GGP Knollwood Mall, LP	09-12128	426
GGP Natick Residence LLC	09-12129	701
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	498
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	931
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	221
GGP-Glenbrook L.L.C.	09-12138	899
GGP-Glenbrook Holding L.L.C.	09-12139	1
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	1,179
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	1,608
GGP-Newgate Mall, LLC	09-12148	600
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	3,786
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	1,134
GGP-Tucson Mall L.L.C.	09-12155	860
GGP-UC L.L.C.	09-12156	75
Grand Canal Shops II, LLC	09-12157	3,125
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	December 31, 2009
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	340
Hocker Oxmoor, LLC	09-12166	785
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	117
Howard Hughes Corporation, The	09-12169	281
Howard Hughes Properties, Inc.	09-12170	323
Howard Hughes Properties, Limited Partnership	09-12171	45
Howard Hughes Properties IV, LLC	09-12172	7
Howard Hughes Properties V, LLC	09-12173	8
HRD Parking, Inc.	09-12174	13
HRD Remainder, Inc.	09-12175	—
Hulen Mall, LLC	09-12176	802
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	1,066
Lakeview Square Limited Partnership	09-12183	367
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	245
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	1,548
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	6
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	96
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	968
Mayfair Mall, LLC	09-12198	945
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	1,337
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	December 31, 2009
		(In thousands)
North Plains Mall, LLC	09-12205	57
North Star Anchor Acquisition, LLC	09-12206	15
North Star Mall, LLC	09-12207	2,278
North Town Mall, LLC	09-12208	653
Northgate Mall L.L.C.	09-12209	361
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	322
Oglethorpe Mall L.L.C.	09-12212	1,443
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	337
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,363
PDC Community Centers L.L.C.	09-12220	266
PDC-Eastridge Mall L.L.C.	09-12221	335
PDC-Red Cliffs Mall L.L.C.	09-12222	153
Peachtree Mall L.L.C.	09-12223	622
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	284
Pierre Bossier Mall, LLC	09-12226	390
Pine Ridge Mall L.L.C.	09-12227	392
Pioneer Office Limited Partnership	09-12228	116
Pioneer Place Limited Partnership	09-12229	260
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	851
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	48
Ridgedale Center, LLC	09-12237	1,099
Rio West L.L.C.	09-12238	135
River Falls Mall, LLC	09-12239	33
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	599
Rogue Valley Mall L.L.C.	09-12242	274
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	December 31, 2009
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	4,921
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	1
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	409
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	329
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	794
Saint Louis Galleria L.L.C.	09-12266	5,543
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	74
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	133
Sikes Senter, LLC	09-12270	461
Silver Lake Mall, LLC	09-12271	169
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	677
Southlake Mall L.L.C.	09-12274	744
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	420
Spring Hill Mall L.L.C.	09-12279	555
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	3,501
Summerlin Centre, LLC	09-12284	370

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	December 31, 2009
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	181
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	1,870
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	883
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	68
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	1,907
U.K.-American Properties, Inc.	09-12298	1,383
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	—
VCK Business Trust	09-12301	350
Victoria Ward Center L.L.C.	09-12302	117
Victoria Ward Entertainment Center L.L.C.	09-12303	116
Victoria Ward, Limited	09-12304	1,340
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	26
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	71
Visalia Mall, L.P.	09-12309	450
Vista Ridge Mall, LLC	09-12310	795
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	145
Ward Plaza-Warehouse, LLC	09-12313	188
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	1,175
Westwood Mall, LLC	09-12316	104
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	47
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	1,858
Woodbridge Center Property, LLC	09-12322	2,050
Woodlands Mall Associates, LLC, The	09-12323	1,443
10000 Covington Cross, LLC	09-12324	24

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	December 31, 2009
		(In thousands)
10 CCC Business Trust	09-12457	40
20 CCC Business Trust	09-12458	45
30 CCC Business Trust	09-12459	60
Capital Mall L.L.C.	09-12462	506
GGP-Columbiana Trust	09-12464	170
GGP-Gateway Mall L.L.C.	09-12467	384
Grand Traverse Mall Partners, LP	09-12469	519
Greenwood Mall L.L.C.	09-12471	787
Kalamazoo Mall L.L.C.	09-12472	429
Lancaster Trust	09-12473	1,845
Mondawmin Business Trust	09-12474	454
Running Brook Business Trust	09-12475	—
Town Center East Business Trust	09-12476	67
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$383,232

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	December 31, 2009
	(In thousands)
Current	$(25,835)	*
31 - 60 days	6,958
61 - 90 days	1,342
91 - 120 days	5,694
Over 120 days	48,131

Gross Amount	$36,290

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	December 31, 2009	December 31 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$141
1160/80 Town Center	1/13/2017	6.99%	8,411	49
Ala Moana A1	9/1/2011	5.52%	1,500,000	7,132
Augusta Mall	11/10/2017	5.49%	174,835	827
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	16,092	77
Bay City	12/2/2013	5.30%	24,120	109
Bayshore	9/1/2011	7.13%	31,005	182
Beachwood Place	4/7/2011	5.60%	240,164	1,146
Bellis Fair	2/15/2016	7.34%	61,586	369
Boise Towne Plaza	7/9/2010	4.70%	10,921	44
Boise Towne Square	8/11/2014	6.64%	69,744	399
Brass Mill	4/11/2014	4.55%	123,593	475
Burlington	7/1/2015	5.03%	25,973	113
Burlington 2 (*)	7/1/2010	6.30%	5,500	30
Capital	10/1/2014	7.28%	20,041	126
Chapel Hills	10/11/2015	5.04%	114,158	496
Chico Mall	2/11/2014	4.74%	56,113	229
Collin Creek Mall	7/11/2011	6.78%	66,997	386
Columbia Mall (MO)	2/1/2013	6.05%	90,000	469
Coronado	6/7/2010	5.08%	168,798	729
Corporate Pointe 2 (10650 W. Charleston)	3/12/2016	6.83%	4,472	26
Corporate Pointe 3 (10750 W. Charleston)	3/12/2016	6.83%	4,472	26
Country Hills	6/1/2016	6.04%	13,526	70
Crossroads Center (MN)	1/30/2014	4.73%	83,060	339
Deerbrook	3/2/2009	3.46%	73,964	214
Eagle Ridge	10/12/2015	5.41%	47,578	219
Eastridge (CA)	9/1/2011	5.79%	170,000	847
Eastridge (WY )	12/4/2016	5.08%	38,630	169
Eden Prairie	4/1/2011	4.67%	79,828	317
Fallbrook	6/3/2013	6.14%	85,000	449
Faneuil Hall	9/30/2016	5.57%	93,060	447
Fashion Place	4/5/2014	5.30%	142,704	652
Four Seasons	12/11/2013	5.60%	100,429	476
Fox River	12/3/2012	5.96%	195,000	1,001
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	6/1/2014	7.89%	63,858	331
Gateway	10/1/2014	7.28%	39,277	247
Gateway Overlook	3/1/2013	5.78%	55,000	274
Glenbrook	12/30/2016	4.91%	174,854	741
Grand Canal Shoppes	5/1/2014	4.78%	387,921	1,599
Grand Traverse	10/1/2012	5.02%	85,302	364
Greenwood	10/1/2014	7.28%	44,097	277
Harborplace	4/5/2016	5.79%	49,956	249
Homart I (*)	2/28/2013	5.95%	245,115	1,256
Hulen Mall	12/7/2011	5.03%	113,021	484
Ivanhoe Capital (*)	12/3/2012	5.74%	93,713	463
Jordan Creek	3/2/2009	4.57%	185,950	720
JP Comm Jr. Gateway Crossing	7/9/2010	4.70%	15,234	61
JP Comm Jr. Univ. Crossing	7/9/2010	4.70%	11,373	45
JP Comm Sr. Austin Bluffs	4/9/2009	4.40%	2,288	8
JP Comm Sr. Division Crossing	4/9/2009	4.40%	5,273	20
JP Comm Sr. Fort Union	4/9/2009	4.40%	2,753	10
JP Comm Sr. Halsey Crossing	4/9/2009	4.40%	2,581	10
JP Comm Sr. Orem Plaza Center St	4/9/2009	4.40%	2,460	9
JP Comm Sr. Orem Plaza State St	4/9/2009	4.40%	1,523	6
JP Comm Sr. Riverpointe Plaza	4/9/2009	4.40%	3,811	14
JP Comm Sr. Riverside Plaza	4/9/2009	4.40%	5,454	20
JP Comm Sr. Woodlands Village	4/9/2009	4.40%	6,968	26
Knollwood	10/12/2015	5.35%	39,942	182
Lakeside Mall	6/1/2016	4.28%	177,492	655
Lakeview Square	3/1/2016	5.81%	41,334	205
Lansing I	1/15/2010	9.35%	24,144	186
Lincolnshire Commons	4/1/2013	5.98%	28,000	144
Lynnhaven	1/4/2017	5.05%	233,881	1,019
Maine	12/10/2016	4.84%	213,331	890
Mall of Louisiana Mezz (*)	4/1/2011	6.40%	62,343	341
Mall of Louisiana Note A	4/1/2011	5.46%	118,469	552
Mall of Louisiana Note B	4/1/2011	5.92%	54,362	275

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	December 31, 2009	December 31 (b)
			(Dollars in thousands)
Mall St Matthews Ltd Partnership	1/4/2010	4.81%	144,565	591
Mall St Vincent	7/5/2016	6.30%	49,000	266
Market Place	2/1/2013	6.05%	106,000	552
Moreno Valley	9/11/2013	5.96%	87,402	445
Newgate	4/1/2014	4.84%	40,361	168
Newpark	2/1/2011	7.45%	68,201	433
North Point	3/1/2011	5.48%	215,691	1,008
North Star	1/4/2010	4.43%	232,570	875
Northgate	9/1/2018	5.88%	44,561	226
Northridge Fashion	12/30/2014	7.24%	124,638	753
Oglethorpe	7/2/2012	4.89%	141,375	588
Oviedo	5/7/2012	5.12%	51,819	226
Oxmoor	12/2/2016	6.85%	56,294	332
Park City Note A	10/1/2010	4.74%	120,029	483
Park City Note B	10/1/2010	7.10%	29,206	177
Park Place	1/11/2010	5.15%	176,443	773
Peachtree	6/1/2015	5.08%	88,414	387
Pecanland	1/1/2014	4.28%	56,481	209
Piedmont	9/6/2016	5.98%	33,911	173
Pine Ridge	12/4/2016	5.08%	26,045	114
Pioneer Place Limited Partners Land	4/27/2010	10.00%	349	3
Prince Kuhio	4/1/2009	3.45%	37,826	110
Providence Place 2	3/11/2010	5.03%	258,525	1,106
Providence Place 3 (*)	3/11/2010	5.12%	59,529	259
Providence Place 4 (*)	3/11/2010	5.93%	39,044	197
Providence Place Pilot A1	7/1/2016	7.75%	22,338	153
Providence Place Pilot A2	6/30/2028	7.75%	23,116	144
Red Cliffs	12/4/2016	5.08%	24,754	108
Regency Square	7/1/2015	3.59%	92,010	285
Ridgedale	9/30/2016	4.86%	175,736	737
River Hills	6/3/2013	6.14%	80,000	423
RiverTown Junior Loan (*)	12/30/2014	9.15%	15,619	119
RiverTown Senior Loan	12/30/2014	7.29%	100,695	613
Rogue Valley	7/1/2014	7.85%	26,047	176
Sikes Senter	6/1/2012	5.20%	61,381	272
Sooner Fashion	6/3/2013	6.14%	60,000	317
Southlake	12/5/2017	6.44%	100,000	554
Southland	3/2/2009	3.62%	81,477	249
Southland (RSE)	3/5/2015	4.97%	107,308	460
St. Louis Galleria	1/3/2017	4.86%	234,189	981
Staten Island 1	10/1/2010	5.09%	85,000	367
Staten Island 2	10/1/2010	8.15%	70,616	479
Staten Island 3	10/1/2010	5.61%	125,000	584
Steeplegate	7/31/2009	4.94%	77,889	327
Stonestown Note A	9/1/2011	5.85%	155,600	784
Stonestown Note B	9/1/2011	5.65%	60,000	292
Stonestown Mezz (*)	9/1/2011	5.79%	57,400	286
The Boulevard	7/1/2013	4.27%	107,630	390
The Crossroads (MI)	1/1/2014	7.40%	39,222	250
The Woodlands Note A	6/12/2016	5.91%	184,843	942
The Woodlands Note B	6/12/2016	5.91%	54,953	280
Three Rivers	12/4/2016	5.08%	21,205	93
Town East	1/1/2014	3.46%	103,235	308
Tucson Mall	1/1/2014	4.26%	115,234	424
Tysons Galleria	9/12/2011	5.72%	255,000	1,257
Valley Hills	3/4/2016	4.73%	55,987	228
Valley Plaza	1/10/2016	3.90%	93,541	315
Victoria Ward (Village/Industrial/Gateway)	1/11/2015	5.61%	88,419	428
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	326
Village of Cross Keys	7/31/2009	7.04%	10,257	57
Visalia	1/1/2014	3.78%	40,508	132
Vista Ridge	4/10/2016	6.87%	79,146	454
Ward Centre & Ward Entertainment	1/4/2010	4.33%	57,393	214
Washington Park	3/31/2016	5.35%	11,935	55
West Valley	4/1/2010	3.43%	56,436	163
White Marsh	9/1/2012	5.62%	187,000	876
Willowbrook Mall	6/30/2016	6.82%	156,513	921
Woodbridge Corporation	6/1/2009	4.24%	207,934	749
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	0.00%	1,550,000	564
Public Indenture — Company Debt (*)	9/17/2012	5.75%	400,000	267
Public Indenture — Senior Bond (*)	3/16/2009	5.75%	395,000	267

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

					Interest Expense
			Total Debt Balance		Month Ended
Property	Maturity Date	Rate (a)	December 31, 2009		December 31 (b)
			(Dollars in thousands)
Public Indenture 100 (*)	11/26/2013	5.87%	100,000		403
Public Indenture 350 (*)	11/26/2013	5.10%	350,000		694
Public Indenture Senior Note (*)	4/30/2009	7.89%	200,000		438
Rouse Senior Notes (*)	5/1/2013	12.08%	800,000		25

Fixed Rate Debt			$16,466,971		$61,147

Variable Rate Loans
Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	2.51%	35,054		76
Bank Note — Birchwood Mall	7/11/2013	2.51%	44,308		96
Bank Note — Cache Valley	7/11/2013	2.51%	28,043		61
Bank Note — Colony Square	7/11/2013	2.51%	25,239		55
Bank Note — Columbiana	7/11/2013	2.51%	105,441		228
Bank Note — Fallen Timbers	7/11/2013	2.51%	42,401		92
Bank Note — Foothills	7/11/2013	2.51%	50,758		110
Bank Note — Grand Teton	7/11/2013	2.51%	48,795		105
Bank Note — Mall at Sierra Vista	7/11/2013	2.51%	23,556		51
Bank Note — Mall of the Bluffs	7/11/2013	2.51%	35,951		78
Bank Note — Mayfair	7/11/2013	2.51%	274,932		594
Bank Note — Mondawmin	7/11/2013	2.51%	84,689		183
Bank Note — North Plains	7/11/2013	2.51%	10,656		23
Bank Note — North Town Mall	7/11/2013	2.51%	114,976		248
Bank Note — Oakwood	7/11/2013	2.51%	75,772		164
Bank Note — Owings Mills	7/11/2013	2.51%	53,281		115
Bank Note — Pierre Bossiere	7/11/2013	2.51%	40,382		87
Bank Note — Pioneer Place	7/11/2013	2.51%	156,764		339
Bank Note — Salem Center	7/11/2013	2.51%	41,728		90
Bank Note — Silver Lake Mall	7/11/2013	2.51%	18,228		39
Bank Note — Southwest Plaza	7/11/2013	2.51%	96,187		208
Bank Note — Spring Hill	7/11/2013	2.51%	68,088		147
Bank Note — Westwood Mall	7/11/2013	2.51%	24,117		52
Bank Note — White Mountain	7/11/2013	2.51%	10,656		23
Fashion Show	3/15/2009	6.26%	645,918		3,469
Oakwood Center	3/16/2009	1.76%	95,000		144
Palazzo	3/15/2009	6.26%	249,623		1,340
Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,650
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	5.17%	590,000		752
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	8.50%	1,987,500		19
TRUPS (*)(d)	4/30/2036	1.78%	206,200		307

Variable Rate Debt			5,684,243		13,945

Total Filing Entity Debt			$22,151,214	(e)	$75,092

(a)	Reflects the variable contract rate as of December 31, 2009.

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan obtained in May 2009.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP Exchangable Debt and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

			Expense	Cash Paid
	Period Expense	Cash Paid	Cumulative Post-Petition	Cumulative Post-Petition
	Month Ended	Month Ended	Period Ended	Period Ended
Name	December 31, 2009	December 31, 2009	December 31, 2009	December 31, 2009
			(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$647	$1,517	$9,132	$6,631
AlixPartners, LLP	2,492	975	11,217	5,200
Assessment Technologies	—	—	29	25
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	620	81	1,331	241
Calvo & Clark LLP	—	—	—	—
Cushman & Wakefield	374	500	1,428	1,038
Deloitte & Touche LLP	328	—	3,532	988
Deloitte Tax LLP	42	149	500	162
Epiq Solutions	—	—	17	13
Ernst & Young LLP	69	70	702	377
FTI Consulting	133	214	2,309	1,257
Grant Thornton	—	9	19	9
Halperin Battaglia Raicht LLP	28	12	89	41
Hewitt Associates	—	—	586	—
Houlihan Lokey	1,833	233	5,356	1,223
Jenner & Block	101	104	1,264	694
Kirkland & Ellis LLP (1)	4,938	1,049	16,608	6,973
Kurtzman Carson Consultants LLC	214	—	3,369	2,049
Miller Buckfire & Co LLC (1)	1,531	1,152	7,002	4,254
PricewaterhouseCoopers	54	—	96	—
Silverstein & Pomerantz LLP	—	—	—	—
Weil, Gotshal & Manges LLP (1)	1,905	1,329	17,543	9,595

Total	$15,309	$7,394	$82,129	$40,770

Professional Fees Summary (See Note 7)
Restructuring costs	$13,567	$6,263	$74,715	$37,602
General & administrative	1,080	843	6,679	2,421
Other(2)	662	288	735	747

Total	$15,309	$7,394	$82,129	$40,770

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $4.0 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire, Kirkland & Ellis, and Weil to GGP of $1.3, $0.6, and $0.6 million from each Firm, respectively, is also included in cash payments as a refund in the cash paid cumulative post-petition amounts.

(2)	The amounts included in Other Professional Fees relate to expenses incurred for Retained Professionals not classified as restructuring or general & administrative costs.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED DECEMBER 31, 2009

		Date and Transaction
Debtor	Property	Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit # 602 Natick, MA	12/04/2009 Condominium Unit Sale	David Diamond	$324
GGP Natick Residence LLC	Condominium Unit # 643 Natick, MA	12/09/2009 Condominium Unit Sale	Reza and Joanne Fazell	$420
GGP Natick Residence LLC	Condominium Unit # 505 Natick, MA	12/18/2009 Condominium Unit Sale	Fabiana A. Bennett	$479
GGP Natick Residence LLC	Condominium Unit #904 Natick, MA	12/18/2009 Condominium Unit Sale	Giacomo and Soia DeMarco	$315
GGP Natick Residence LLC	Condominium Unit # 834 Natick, MA	12/22/2009 Condominium Unit Sale	Svetlana Florintseva	$309
GGP Natick Residence LLC	Condominium Unit #449 Natick, MA	12/23/2009 Condominium Unit Sale	Patricia Hannon	$347
GGP Natick Residence LLC	Condominium Unit #830 Natick, MA	12/28/2009 Condominium Unit Sale	Costas Pantazis	$391

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: December 2009
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X(1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X(2)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X(3)
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X(4)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $11.7 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements, taxes to government entities and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to Non-Debtors of $19.5 million.

(3)	Included in the amounts reported in (1) above are payments of taxes of approximately $5,000.

(4)	As previously described in Note 6 of the May MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009.